UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	0-28806 (Commission file number)	65-0420146 (I.R.S. Employer Identification Number)

100 North Barranca Avenue, #810 West Covina, CA 91791 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:    (626) 839-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 27, 2007, the Company closed the transaction set forth in the Agreement for the Purchase and Sale of Stock dated June 26, 2006 (the “Agreement”) by and between the Company, its wholly owned subsidiary, Perfect Dream Ltd, a British Virgin Island corporation (“Perfect Dream”), Ever-Glory Enterprises (HK) Ltd., a British Virgin Island company (“EGLY HK”) and Nanjing Catch-Luck Garments Co. Ltd., a Chinese limited liability company (“Catch-Luck”), pursuant to which the Company through Perfect Dream acquired 100% of the stock equity in Catch-Luck from EGLY HK.

Pursuant to the terms of the Agreement, the Company or Perfect Dream shall pay EGLY HK an amount in Renminbi equal to US$600,000 within 90 days of the closing of the transaction and the Company will issue to EGLY HK 13,076,923 shares of its common stock after the closing of the transaction. In addition, upon Catch-Luck’s achievement of certain financial targets for the fiscal years 2008 and 2009, the Company will issue 11,538,461 shares of common stock to EGLY HK for each of those two fiscal years.

EGLY HK was owned 100% by the Company’s President and Chairman of the Board, Kang Yihua at the time the Company entered into the Agreement. Mr. Kang has subsequently transferred 100% of his interest in EGLY HK to Yan Xiaodong who is former director of the Company. EGLY HK and the Company have received a business valuation report for Catch-Luck from Savills Valuation and Professional Services Ltd, dated March 7, 2006. The board has been fully informed of the interests of each of the directors, including Mr. Kang, in EGLY HK. The board has conditioned consummation of the transactions contemplated by the Agreement on approval thereof by a majority of the disinterested shareholders (“Consenting Shareholders”) of the Company in accordance with the provisions of section 607.0832 of the Florida Business Organizations Code. None of the Consenting Shareholders have any interest in EGLY HK or its affiliates.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

(i)           Unaudited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for period ended June 30, 2007, including the notes thereto.

(ii)           Audited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for the years ended December 31, 2006 and 2005, including the notes thereto.

(b)           Pro Forma Financial Information

Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007, including the notes thereto.

 (d)           Exhibits

Exhibit Number	Description
2.1	Agreement for the Purchase and Sale of Stock dated June 26, 2006 (incorporated by reference to Exhibit 2.1 of current report on Form 8-K filed on June 29, 2006).

99.1	Unaudited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for the six months period ended June 30, 2007, including the notes thereto.

99.2	Audited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for the years ended December 31, 2006 and 2005, including the notes thereto.

99.3	Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2007

By:	/s/	Kang Yi Hua
Kang Yi Hua
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement for the Purchase and Sale of Stock dated June 26, 2006 (incorporated by reference to Exhibit 2.1 of current report on Form 8-K filed on June 29, 2006).

99.1	Unaudited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for period ended June 30, 2007, including the notes thereto.

99.2	Audited financial statements of Nanjing Catch-Luck Garments Co, Ltd. for the years ended December 31, 2006 and 2005, including the notes thereto.

99.3	Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007, including the notes thereto.